                                                                    EXHIBIT 24
                                  POWER OF ATTORNEY

     Know by all these presents, that the undersigned hereby constitutes and appoints each of Marc W. Eller and Douglas P. Baker, and each of them, the undersigned's true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of SI Diamond Technology, Inc. (the "Company"), the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, in accordance with the Securities Exchange Act of 1934 and the rules thereunder;

          (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute the Form 10-KSB and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

          (3) to sign any amendments or other instruments he deems necessary or appropriate and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of March, 1999.


                                       /s/ Philip C. Shaffer
                                       ------------------------------------
                                           Philip C. Shaffer

                                                                    EXHIBIT 24
                                  POWER OF ATTORNEY

     Know by all these presents, that the undersigned hereby constitutes and appoints each of Marc W. Eller and Douglas P. Baker, and each of them, the undersigned's true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of SI Diamond Technology, Inc. (the "Company"), the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, in accordance with the Securities Exchange Act of 1934 and the rules thereunder;

          (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute the Form 10-KSB and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

          (3) to sign any amendments or other instruments he deems necessary or appropriate and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of March, 1999.


                                       /s/ David R. Sincox
                                       ------------------------------------
                                           David R. Sincox

                                                                    EXHIBIT 24
                                  POWER OF ATTORNEY

     Know by all these presents, that the undersigned hereby constitutes and appoints each of Marc W. Eller and Douglas P. Baker, and each of them, the undersigned's true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of SI Diamond Technology, Inc. (the "Company"), the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, in accordance with the Securities Exchange Act of 1934 and the rules thereunder;

          (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute the Form 10-KSB and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

          (3) to sign any amendments or other instruments he deems necessary or appropriate and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of March, 1999.


                                       /s/ Igor Leontiev
                                       ------------------------------------
                                           Igor Leontiev

                                                                    EXHIBIT 24
                                  POWER OF ATTORNEY

     Know by all these presents, that the undersigned hereby constitutes and appoints each of Marc W. Eller and Douglas P. Baker, and each of them, the undersigned's true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of SI Diamond Technology, Inc. (the "Company"), the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, in accordance with the Securities Exchange Act of 1934 and the rules thereunder;

          (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute the Form 10-KSB and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

          (3) to sign any amendments or other instruments he deems necessary or appropriate and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of March, 1999.


                                       /s/ Ronald J. Berman
                                       ------------------------------------
                                           Ronald J. Berman

                                                                    EXHIBIT 24
                                  POWER OF ATTORNEY

     Know by all these presents, that the undersigned hereby constitutes and appoints each of Marc W. Eller and Douglas P. Baker, and each of them, the undersigned's true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of SI Diamond Technology, Inc. (the "Company"), the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, in accordance with the Securities Exchange Act of 1934 and the rules thereunder;

          (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute the Form 10-KSB and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

          (3) to sign any amendments or other instruments he deems necessary or appropriate and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of March, 1999.


                                       /s/ Lee B. Arberg
                                       ------------------------------------
                                           Lee B. Arberg

                                                                    EXHIBIT 24
                                  POWER OF ATTORNEY

     Know by all these presents, that the undersigned hereby constitutes and appoints each of Marc W. Eller and Douglas P. Baker, and each of them, the undersigned's true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of SI Diamond Technology, Inc. (the "Company"), the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, in accordance with the Securities Exchange Act of 1934 and the rules thereunder;

          (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute the Form 10-KSB and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

          (3) to sign any amendments or other instruments he deems necessary or appropriate and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of March, 1999.


                                       /s/ Dr. Zvi Yaniv
                                       ------------------------------------
                                           Dr. Zvi Yaniv